EXHIBIT 99.2



EL PASO



                                                         FIRST QUARTER 2003
                                                            EARNINGS REVIEW
--------------------------------------------------------------------------------
                                                               MAY 13, 2003

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS
--------------------------------------------------------------------------------

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful implementation of the 2003 business plan; the successful implementation of the settlement related to the western energy crisis; actions by credit rating agencies; our ability to attract and retain qualified members of the Board of Directors and senior management; our ability to divest of certain non-core assets; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION
--------------------------------------------------------------------------------

In this presentation we include certain financial information that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles (GAAP). A presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP, and a reconciliation of the differences between each non-GAAP financial measure used in this presentation with the most directly comparable financial measure calculated and presented in accordance with GAAP, is provided on our website, www.elpaso.com. This information may be accessed in the For Investors section by clicking on the "First Quarter 2003 Operating Statistics" or by clicking the "First Quarter 2003 Earnings Review" presentation in the Presentations section of the For Investors section.

On May 12, 2003, El Paso Corporation began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain an additional copy of El Paso's definitive proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's definitive proxy statement.

RECONCILIATION OF EBIT TO
GAAP OPERATING INCOME
--------------------------------------------------------------------------------
                                                        FIRST QUARTER 2003



                       PIPELINE                 FIELD     MERCHANT    CORPORATE  CONSOLIDATED
                        GROUP     PRODUCTION   SERVICES    ENERGY     AND OTHER     TOTAL
---------------------------------------------------------------------------------------------
GAAP operating
  income                 $ 384      $ 235       $  -       $(514)       $ (44)      $  61

Equity and other
  income                    45          9         27        (242)         (24)       (185)
                      -----------------------------------------------------------------------
Reported EBIT              429        244         27        (756)         (68)       (124)

Non-recurring items          -         12          1         663           22         698
                      -----------------------------------------------------------------------
  PRO FORMA EBIT         $ 429      $ 256       $ 28       $ (93)       $ (46)      $ 574
                      =======================================================================


RECONCILIATION OF EBIT TO
GAAP OPERATING INCOME
--------------------------------------------------------------------------------
                                                        FIRST QUARTER 2002



                       PIPELINE                 FIELD     MERCHANT    CORPORATE  CONSOLIDATED
                        GROUP     PRODUCTION   SERVICES    ENERGY     AND OTHER     TOTAL
---------------------------------------------------------------------------------------------
GAAP operating
  income                 $ 357      $ 175       $ 38       $ 455        $ (13)      $1,012

Equity and other
  income                    42          1         13        (362)           7         (299)
                      -----------------------------------------------------------------------
Reported EBIT              399        176         51          93           (6)         713

Non-recurring items          -         33          -         342            -          375
                      -----------------------------------------------------------------------
  PRO FORMA EBIT         $ 399      $ 209       $ 51       $ 435        $  (6)      $1,088
                      =======================================================================


RECONCILIATION OF EBIT TO
GAAP OPERATING INCOME
--------------------------------------------------------------------------------
                                                        FOURTH QUARTER 2002



                       PIPELINE                 FIELD     MERCHANT    CORPORATE  CONSOLIDATED
                        GROUP     PRODUCTION   SERVICES    ENERGY     AND OTHER     TOTAL
---------------------------------------------------------------------------------------------
GAAP operating
  income                 $(103)     $ 170       $ 177      $(1,525)     $(238)      $(1,519)

Equity and other
  income                  (103)         2          16          (95)       (33)         (213)
                      -----------------------------------------------------------------------
Reported EBIT             (206)       172         193       (1,620)      (271)       (1,732)

Non-recurring items        561          6        (166)         972        169         1,542
                      -----------------------------------------------------------------------
  PRO FORMA EBIT         $ 355      $ 178       $  27      $  (648)     $(102)      $  (190)
                      =======================================================================


1ST QUARTER SUMMARY
--------------------------------------------------------------------------------
                                                     $ MILLIONS, EXCEPT EPS




                                                        QUARTER ENDED
                                          ------------------------------------------
                                          MARCH 31,       DECEMBER 31,    MARCH 31,
                                            2003             2002           2002
------------------------------------------------------------------------------------
Reported diluted earnings per share       $  (.66)        $  (2.92)       $   .72

Non-recurring items                           .90             2.23            .21
                                          ------------------------------------------
  Pro forma diluted earnings per share    $   .24         $   (.69)       $   .93
                                          ==========================================

Funds from operations                     $   585         $    446        $   739

Working capital and other                 $  (674)        $ (1,169)       $  (653)
                                          ------------------------------------------
  Cash provided (used)
    from operations                       $   (89)        $   (723)       $    86
                                          ==========================================

CORE BUSINESS
POSTED STRONG RESULTS
--------------------------------------------------------------------------------
                                                                 $ MILLIONS




                                            QUARTER ENDED
                              ------------------------------------------
                              MARCH 31,       DECEMBER 31,    MARCH 31,
                                2003             2002           2002
------------------------------------------------------------------------
Pipelines                     $  429          $  355          $  399

Production                       256             178             209

Field Services                    28              27              51
                              ------------------------------------------
  PRO FORMA EBIT              $  713          $  560          $  659
                              ==========================================

                                                PROGRESS AND
                                             NEW INITIATIVES
--------------------------------------------------------------------------------

PROGRESS AGAINST 2003 OPERATIONAL
AND FINANCIAL PLAN
--------------------------------------------------------------------------------

o $2.3 billion (67%) of $3.4 billion asset sales program announced or completed

o  Significant improvement in liquidity

o  Simplification of balance sheet

o  Proposed Western energy settlement

o  Extension of $3 billion bank facility

o  $1.9 billion of financings

o  Sale of European natural gas trading book

NEXT STEPS
--------------------------------------------------------------------------------

o The Board of Directors has formed a long-range planning committee to ensure that El Paso maximizes all opportunities inherent in its core businesses

o Undertaking top-to-bottom analysis to achieve substantial further cost reductions and design most cost-efficient structure possible for our businesses

o Targeting at least $250 MM of additional pre-tax cost savings and business efficiencies beyond $150 MM previously announced by the end of 2004

   - Expected from corporate expense reductions and budgeted cost savings and revenue enhancements at business unit level

LONG RANGE PLANNING PROCESS
--------------------------------------------------------------------------------

o  Initial review of appropriate leverage capability of core assets

   -  Self-sustaining leverage to allow for maintenance and growth capital

   -  Investment grade ratio comparison

o  Evaluating options to achieve additional debt reduction

o  Process will streamline and optimize core businesses

   -  Reduce costs

   -  Minimize capital

   -  Generate free cash flow

 -------------------------------------------------------------------------
             WE WILL PROVIDE DETAILED UPDATE TO THE INVESTMENT
                 COMMUNITY UPON COMPLETION OF THIS PROCESS
 -------------------------------------------------------------------------

                           BUSINESS UNIT RESULTS
--------------------------------------------------------------------------------

PIPELINE GROUP
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                        QUARTER ENDED
                                          MARCH 31,
                                     2003          2002
       ---------------------------------------------------
       Reported EBIT               $  429        $  399
       Total throughput (BBtu/d)   23,609        21,727

--------------------------------------------------------------------------------
o  Expansions and 9% increase in throughput led to stronger results

o TGP, SNG, ANR, and FGT established peak-day throughput records during the quarter

o  Continuing improvement in capacity values

   -  Return to normal or slightly colder-than-normal winter weather

   -  Record low storage inventories at the end of 1st quarter

   -  Recognition by LDCs and state utility commissions of increased value of long-term capacity
--------------------------------------------------------------------------------

EL PASO PRODUCTION
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                              QUARTER ENDED
                                                MARCH 31,
                                           2003          2002
       ---------------------------------------------------------
       Reported EBIT                     $   244       $   176
       Non-recurring items                    12            33
                                        ------------------------
       Pro forma EBIT                    $   256       $   209

       Production (Bcfe)                     124           163
       Natural gas price ($/Mcf)         $  4.60       $  3.46
       Oil and liquids price ($/Bbl)     $ 27.33       $ 15.68

--------------------------------------------------------------------------------
o  Strong natural gas and oil prices fueled 2003 results

o  Lower production volumes due to asset sales

o  Approximately 375 MMcfe/d expected to come on during remainder of 2003
--------------------------------------------------------------------------------

FIELD SERVICES
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                              QUARTER ENDED
                                                MARCH 31,
                                           2003          2002
       ---------------------------------------------------------
       Reported EBIT                      $  27         $  51
       Non-recurring items                    1             -
                                        ------------------------
       Pro forma EBIT                     $  28         $  51

       Equity earnings from EPN           $  29         $  15

--------------------------------------------------------------------------------
o  EBIT decline reflects significant asset sales in 2002

o  Equity earnings and cash distributions from EPN both doubled from last year
--------------------------------------------------------------------------------

MERCHANT ENERGY GROUP RESULTS
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                              QUARTER ENDED
                                                MARCH 31,
                                           2003          2002
       ---------------------------------------------------------
       Reported EBIT                     $  (756)      $   93
       Non-recurring items                   663          342
                                        ------------------------
         Pro forma EBIT                  $   (93)      $  435

       Power                                  46          303
       Petroleum and LNG                      47           87
       Trading                              (186)          45
                                        ------------------------
         Total pro forma                 $   (93)      $  435
                                        ========================

--------------------------------------------------------------------------------
o  Power assets performed as planned

o  Petroleum refining margins strong

o  1Q 2003 Trading results impacted by cost to exit business and 1Q liquidity

o  1Q 2002 results benefited from power contract restructurings
--------------------------------------------------------------------------------

KEY COMPONENTS OF
1Q 2003 TRADING LOSS
--------------------------------------------------------------------------------

o Costs to sell or early terminate positions to conserve working capital and liquidate portfolio (estimated $34 MM)

o Losses on gas transportation and storage positions and related hedges not offset through physical shipments (estimated $66 MM)

o Net change in forward mark-to-market value of gas and power positions still accounted for as derivatives (estimated $33 MM)

o  G&A/depreciation expense ($35 MM, including $10 MM Europe)

CONTINUED PROGRESS ON LIQUIDATION
OF TRADING BUSINESS IN 1Q 2003
--------------------------------------------------------------------------------

o Reduced active deal count from roughly 40,000 positions to 27,000 in quarter (33% reduction)

o  On track for positions to fall below 12,000 by year-end 2003

o Reduced transportation capacity portfolio from 4.4 Bcf/d to 2.2 Bcf/d (50% reduction)

o  Reduced storage portfolio from 125 Bcf to 55 Bcf (56% reduction)

o  Sold European natural gas trading book

                             FINANCIAL REVIEW
--------------------------------------------------------------------------------


QUARTERLY EARNINGS SUMMARY
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                                        QUARTER ENDED
                                          ------------------------------------------
                                          MARCH 31,       DECEMBER 31,    MARCH 31,
                                            2003             2002           2002
------------------------------------------------------------------------------------
Operating income                          $   61          $(1,519)        $1,012
Reported EBIT                               (124)          (1,732)           713
Non-recurring items                          698            1,542            375
Pro forma EBIT:
  Pipelines                                  429              355            399
  Production                                 256              178            209
  Field Services                              28               27             51
  Merchant                                   (93)            (648)           435
  Corporate and other                        (46)            (102)            (6)
                                        --------------------------------------------
    Total pro forma EBIT                     574             (190)         1,088
                                        ============================================
Interest and debt expense                    345              342            307
Preferred and minority interest               39               38             40
Income taxes                                  50             (163)           239
                                        --------------------------------------------
  Pro forma net income                    $  140          $  (407)        $  502


1ST QUARTER SUMMARY OF
NON-RECURRING ITEMS
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                        PRE-TAX IMPACT
   ---------------------------------------------------
   Asset impairments

     Eagle Point                             $252
     Electron                                 207
     Other                                    202
                                        --------------
       Total impairments                     $661

     (Gain)/loss on asset sales               (38)
     LNG ship charters                         44
     Workforce reduction                       31
                                        --------------
       TOTAL                                 $698
                                        ==============

1ST QUARTER CONSOLIDATED RESULTS
OPERATING CASH FLOW
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                                        2003       2002
--------------------------------------------------------------------------
Net income (loss)                                      $(394)      $ 383
Non-cash adjustments to net income                       979         356
                                                    ----------------------
  Subtotal                                               585         739
Working capital changes and other                       (674)       (653)
                                                    ----------------------
  Cash flow from operating activities                    (89)         86
  Cash flow from investing activities                   (477)       (346)
  Cash flow from financing activities                    757         380
                                                    ----------------------
    CHANGE IN CASH                                     $ 191       $ 120
                                                    ======================

1ST QUARTER WORKING CAPITAL USE
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                                                    APPROXIMATE
CATEGORY                              TARGET         PROJECTED USE   ACTUAL USE
--------------------------------------------------------------------------------
Trade book and Production
  hedges (gas price exposure)   $40 for $.10/Mcf(1)    $216           $350

Stress demand                         $2,200(2)         400            275

Normal 1st quarter                        -              50             50
                                                     ---------------------------
  TOTAL                                                $666           $675
                                                     ===========================


(1)  Movement of approximately $.54/Mcf for 12-month strip during the period

(2)  $1.8 billion of working capital and other uses through December 31, 2002

WORKING CAPITAL OUTLOOK FOR
APRIL-DECEMBER 2003
--------------------------------------------------------------------------------

           -----------------------------------------------------
                    EXPECT WORKING CAPITAL RECOVERY OF
                    $1.2 BILLION FOR REMAINDER OF 2003
           -----------------------------------------------------

o  $500 MM from letters of credit backed by $3 billion facility

o  $225 MM roll off of production hedges

o  $300 MM impact of higher prices on production or production hedges

o  $(60) MM settlements from trading book

o  $200 MM related to petroleum asset sales

LIQUIDITY UPDATE
--------------------------------------------------------------------------------
                                                                 $ BILLIONS


                                     DECEMBER 31,     MARCH 31,    APRIL 30,
                                        2002            2003         2003
-----------------------------------------------------------------------------
BALANCE SHEET CASH                      $1.6            $1.8         N/A

Available cash                          $1.1            $1.5         $1.9

Availability under $3 billion
  bank facility                          1.5             1.5          1.0

Available under $1 billion
  bank facility                           .5               -           .1
                                ---------------------------------------------
  NET AVAILABLE LIQUIDITY               $3.1            $3.0         $3.0
                                =============================================

Note: $3 billion bank facility matures in June 2005 and $1 billion bank facility matures in August 2003

REDUCTION OF NET OBLIGATIONS SENIOR TO
COMMON OF APPROXIMATELY $350 MM
--------------------------------------------------------------------------------
                                                                 $ BILLIONS


                                              MARCH 31,   DECEMBER 31,
                                                2003         2002
---------------------------------------------------------------------
Cash                                            $ 1.8        $ 1.6

Financing obligations and notes payable          20.7         18.6

Minority and preferred interests                  2.2          3.4

Common equity                                     8.0          8.4
                                        -----------------------------
  TOTAL BOOK CAPITALIZATION                     $30.9        $30.4
                                        =============================

Guarantees per bank agreement                   $ 1.8        $ 2.9


Debt to total capitalization ratio(1)              67%          63%


(1) Per bank agreement, debt includes guarantees and equity is adjusted for some non-cash charges. In this calculation $.5 billion was added back to book equity, and debt was reduced by $.9 billion for non-recourse project finance debt

PRO FORMA BALANCE SHEET
--------------------------------------------------------------------------------
                                                                 $ BILLIONS



                                           FINANCING       MINORITY AND   GUARANTEES
                                        OBLIGATIONS AND      PREFERRED     PER BANK
                                         NOTES PAYABLE      INTERESTS(1)   FACILITY     PRO FORMA
---------------------------------------------------------------------------------------------------
Balance at March 31, 2003                  $   20.7          $   2.2       $  1.80       $  24.7

ELECTRON AND GEMSTONE:
  Gemstone notes due 2004                       1.0                -          (1.0)            -
  Gemstone project debt                         0.1                -             -           0.1
  Electron project and
    restructuring debt                          1.6                -             -           1.6
  Intercompany eliminations                    (0.4)            (0.4)            -          (0.8)
  Linden sale                                  (0.6)               -             -          (0.6)

BANK FINANCING ACTIVITIES:
  Clydesdale refinancing                        0.8             (0.8)            -             -
  Operating leases                              0.6                -          (0.6)            -
  Coastal Securities Company, Ltd.              0.1             (0.1)            -             -
                                        -----------------------------------------------------------
PRO FORMA BALANCE AT MARCH 31, 2003        $   23.9          $   0.9       $   0.2       $  25.0


(1) FAS 150 may require reclassification of $625 MM of trust preferred securities to debt

DEBT REDUCTION PLAN
--------------------------------------------------------------------------------
                                                                 $ BILLIONS


Pro forma obligations senior to common at March 31, 2003      $ 25.0
Less:
  Cash in excess of $500 MM                                     (1.0)
  Remaining 2003 asset sales                                    (1.9)
  Other asset sales identified for debt reduction               (2.5)
  Return of trading and hedge margin                            (1.3)
  Conversion of equity security units
    (mandatory August 2005)                                      (.6)
                                                            ------------
Target obligations senior to common                           $ 17.7
Less non-recourse obligations:
  Utility Contract Funding                                       (.8)
  Mohawk River Funding                                           (.1)
  Cedar Brakes I and II                                          (.7)
  Other project debt                                             (.3)
                                                            ------------
Target recourse obligations senior to common                  $ 15.8
                                                            ============

2003 EPS OUTLOOK
--------------------------------------------------------------------------------

o Expect 2003 pro forma EPS in-line with current First Call consensus of $.87

o Changes from original assumptions used in setting $1.00 per share pro forma earnings expectation:

   -  Pipelines slightly above top end of expected range

   -  Production at or above top end of expected range

      o  Production rate currently below target

      o  Prices at $5.50 MMBtu for remainder of 2003

   -  Midstream at low end of expected range

   -  Trading losses of SG&A for remainder of 2003 (approximately $100 MM)

   -  Petroleum/LNG positive margins through 2nd quarter

   -  Power at mid-point of previous expected range

o Potential changes from original assumptions used in setting breakeven reported earnings expectation:

   - Decision to divest Aruba and Telecom and the charges associated with cost reduction activities will result in additional losses in 2003

   - Aruba book value of approximately $1.3 billion; Telecom book value of approximately $365 MM

SUMMARY
--------------------------------------------------------------------------------

o  El Paso's core businesses performing very well

o  Continued solid execution of operational and financial plan

o  Aggressively pursuing $400 MM cost reduction target

o Asset sales and working capital recovery will yield significant debt reduction

o Long range planning committee will deliver final part of restructuring process

   -  Deliver solid earnings power of core business

   -  Reduce debt to appropriate level

   -  Generate free cash flow while investing prudently in core businesses

o  We WILL deliver shareholder value

                                                APPENDIX
--------------------------------------------------------------------------------

1ST QUARTER 2002 SUMMARY OF
NON-RECURRING ITEMS AFFECTING EBIT
--------------------------------------------------------------------------------
                                                                 $ MILLIONS


                                                PRE-TAX IMPACT
--------------------------------------------------------------
Asset impairments

  Argentina equity investments                      $342
                                             -----------------
    Total impairments                               $342

Ceiling test charges                                  33
                                             -----------------
    TOTAL                                           $375
                                             =================

4TH QUARTER 2002 SUMMARY OF
NON-RECURRING ITEMS AFFECTING EBIT
--------------------------------------------------------------------------------
                                                                 $ MILLIONS

                                                PRE-TAX IMPACT
--------------------------------------------------------------
Asset impairments
  Dark fiber inventory                              $  168
  Turbine inventory                                    162
  Australian pipelines                                 153
  MTBE plant                                            91
  CE Generation Power Investment                        74
  North Louisiana gathering system                      66
  Other impairments and losses                         146
                                             -----------------
    Total impairments                               $  860
  Western Energy settlement                         $  899
                                             -----------------

(Gain)/loss on asset sales                            (217)
        TOTAL                                       $1,542

[LOGO - EL PASO]


                                                 FIRST QUARTER 2003
                                                    EARNINGS REVIEW
--------------------------------------------------------------------------------
                                                       MAY 13, 2003